UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	0-13818	66-0416582
____________________________________________________________________________________________________________________
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO		00918
____________________________________________________________________________________________________________________
(Address of principal executive offices)		(Zip code)

(787) 765-9800
____________________________________________________________________________________________________________________
(Registrant's telephone number, including area code)

NOT APPLICABLE
____________________________________________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01.Regulation FD

                The information set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01.Other Events

                On January 18, 2005, Popular, Inc. announced that the Antitrust Division of the U.S. Department of Justice is conducting an investigation concerning participation by its subsidiary, EVERTEC, Inc. (which was known as GM Group, Inc. prior to a 2004 reorganization), in the E-rate program, which is administered by the Federal Communications Commission and pays for telecommunications services and related equipment for schools and libraries. Subsequent to the announcement, Popular, Inc. has received inquiries as to the status of this investigation. Popular, Inc. states that it cannot predict at this time the impact of the Department of Justice investigation on Popular, Inc. or its subsidiaries, or when or on what basis the investigation will be resolved.  Popular also clarifies that GM Group learned of the investigation in June 2003, that the investigation is not limited to work performed at schools in Detroit, Michigan and that it does not know the full scope of the investigation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: January 20, 2005	By: /s/ Ileana Gonzalez
Ileana Gonzalez Senior Vice President and Comptroller